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                                                                      Exhibit 23



                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the below listed Registration Statements of VF Corporation of our report dated February 11, 2004 relating to the consolidated financial statements, which appears in the Annual Report to Shareholders, which is incorporated by reference in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 11, 2004 relating to the financial statement schedule, which appears in this Form 10-K.

      (1) Post-Effective Amendment No. 1 to Registration Statement No. 333-32789 on Form S-8, which constitutes Post-Effective Amendment No. 9 to Registration Statement No. 2-85579 on Form S-8, Post-Effective Amendment No. 5 to Registration Statement No. 33-26566 on Form S-8, Post-Effective Amendment No. 2 to Registration Statement No. 33-55014 on Form S-8 and Post-Effective Amendment No. 2 to Registration Statement No. 33-60569 on Form S-8;

      (2) Post-Effective Amendment No. 1 to Registration Statement No. 33-33621 on Form S-8, which constitutes Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8;

      (3)   Registration Statement No. 333-59727 on Form S-8;

      (4) Post-Effective Amendment No. 1 to Registration Statement No. 33-41241 on Form S-8;

      (5)   Registration Statement No. 333-72267 on Form S-8;

      (6) Post-Effective Amendment No. 1 to Registration Statement No 333-49023 on Form S-8;

      (7)   Registration Statement No. 33-10491 on Form S-3;

      (8)   Registration Statement No. 33-53231 on Form S-3;

      (9) Registration Statement No. 333-84193 on Form S-8, Post-Effective Amendment No. 1 thereto;

      (10)  Registration Statement No. 333-94205 on Form S-8;

      (11)  Registration Statement No. 333-50956 on Form S-4;

      (12)  Registration Statement No. 333-67502 on Form S-8.




/s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina
March 10, 2004